ANNUAL REPORT
TEMPLETON INTERNATIONAL FUND


                                                                  MARCH 31, 2001




[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



[PHOTO OF DALE WINNER]

DALE WINNER
Portfolio Manager
Templeton International Fund





--------------------------------------------------------------------------------
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


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton International Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report of Templeton International Fund covers the period ended March 31, 2001, a challenging time for global equity markets and investors. We believe that the correction in global markets during the 12 months under review will most likely be remembered as the return to rational investing after a period of momentum and emotional investing, with a renewed emphasis on value investing rather than growth at any price. The consequent rotation into value stocks and out of growth stocks was not limited to the U.S. and can be illustrated by the underperformance of regional technology indexes versus their respective broader market comparisons. For example, during the past 12 months the technology-heavy Nasdaq Composite



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 17.



CONTENTS

Shareholder Letter ..............   1

Performance Summary .............  10

Financial Highlights &
Statement of Investments ........  14

Financial Statements ............  22

Notes to Financial Statements ...  25

Independent Auditors' Report ....  29

Tax Designation .................  30



FUND CATEGORY
[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/01

[PIE CHART GRAPHIC]

Europe                     69.5%
Asia                       18.0%
Australia & New
Zealand                     5.4%
North America               5.2%
Short-Term
Investments & Other
Net Assets                  1.9%


Index was off 59% from its one-year high versus a 24% decline for the broader Morgan Stanley Capital International (MSCI(R)) USA Index; the MSCI Europe Information Technology (IT) Index was off 62% in U.S. dollar terms versus a 23% decline for the MSCI Europe Index; and the Jasdaq, the Japanese version of the Nasdaq, was off 56% in U.S. dollar terms from its one-year high compared with a 35% decline for the MSCI Japan Index.(1)

We believe that there are four catalysts for this return to value. First, global economic growth expectations decreased following the dramatic slowdown in the U.S. economy, the global economy's growth engine for the past three years. U.S. economic growth increased at an annual rate of only 1.0% in the fourth quarter of 2000, the lowest quarterly rate in more than five years. With prospects of a global deceleration, international investors seemed to seek out economically defensive sectors, such as utilities, defense, and food and beverage, which were generally trading at historically low valuations, such as price to earnings or price to book value.



1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,000 companies. The MSCI USA Index measures the total returns (gross dividends are reinvested) of equity securities in the U.S. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). The MSCI Europe IT Index is a sector index that measures the total returns (gross dividends are reinvested) of equity securities in the Information Technology sector available in the developed markets in Europe. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). The MSCI Europe Index measures the total returns (gross dividends are reinvested) of equity securities available in the developed markets in Europe. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). The Jasdaq Stock Index is a capitalization-weighted index of all over the counter stocks except the Bank of Japan and all managed issues. The MSCI Japan Index measures the total returns (gross dividends are reinvested) of equity securities in Japan. Securities included in the index are weighted according to their market capitalization (shares outstanding times price).

Second was the prospect of falling global interest rates, which attracted investor attention to interest rate-sensitive stocks, like banks and insurers that traditionally have low valuations. During the period, central banks in the U.K., Australia, Hong Kong and most recently in Japan, which is moving to a zero interest rate policy, lowered interest rates. Many analysts believe the European Central Bank may soon cut rates, as growth slows in that region.

The third catalyst for the rotation into value stocks was the string of profit warnings from high-profile technology companies such as Canadian telecommunications equipment provider Nortel Networks, and mobile phone manufacturers Nokia in Finland and Ericsson in Sweden, which warned of its first quarterly loss in nine years. Overinvestment in technology and telecommunications equipment globally forced many technology companies to slash their earnings expectations, as companies were left with rising inventories and excess capacity in the face of falling demand.

Finally, buyout funds and corporate acquirers refocused their attention on undervalued stocks. For example, the Fund benefited from the takeover of three U.K. holdings at market premiums -- Hepworth, Anglian and Thames Water.

Fortunately, Templeton's disciplined approach of using bottom-up, fundamental analysis to find value securities around the world allowed our holdings to hold up comparatively well. For the 12-month period, the Fund's Class A shares posted a -3.38% cumulative total return as shown in the Performance Summary beginning on page 10, substantially outpacing the Fund's

TOP 10 COUNTRIES
3/31/01

                  % OF TOTAL
                  NET ASSETS
----------------------------
U.K.                   22.4%

Japan                  10.8%

Germany                10.4%

Netherlands             7.7%

Hong Kong               7.2%

Spain                   5.1%

France                  5.1%

Sweden                  5.0%

Finland                 4.6%

Australia               4.5%



benchmark, the MSCI Europe, Australasia, Far East (EAFE(R)) Index, which returned -25.6% during the period.(2)

Our relative outperformance versus the benchmark was partially due to our avoidance of highly priced European technology, media and telecommunications stocks. In particular, we did not purchase European telecommunications companies that are major constituents of the MSCI EAFE Index and appear in the portfolios of many other funds. We think that generally the telecommunications stocks in the U.K., France and Germany are still overleveraged, overstretched and overvalued despite being more than 50% off of their one-year highs in U.S. dollar terms at the end of the period. During the year under review, we sold telecommunications equipment companies Marconi and Alcatel at a profit, anticipating that they would be caught in the downturn affecting the whole sector. Likewise, we avoided Nokia and Ericsson, which on March 31, 2001, were down 40% and 70% from their one-year highs in U.S. dollar terms.

Overall, we remain comfortable with our European holdings, representing 69.5% of total net assets at period-end, given our confidence that economic structural reforms and individual corporate restructuring should lead to higher returns. However, we sought to take advantage of strong prices, taking profits in certain companies. We trimmed positions in French and German auto manufacturers Renault and BMW after they showed strong results, as well as Spanish utility Iberdrola, which rose on merger speculation. We sold the Fund's three U.K. holdings mentioned



2. Source: Standard & Poor's Micropal. The unmanaged MSCI Europe, Australasia, Far East (EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 INDUSTRIES
3/31/01

                         % OF TOTAL
                         NET ASSETS
-----------------------------------
Banking                       11.6%

Electric Utilities             8.0%

Insurance                      7.0%

Oil & Gas                      6.0%

Chemicals                      6.0%

Aerospace & Defense            4.2%

Machinery                      4.1%

Real Estate                    4.0%

Food & Drug Retailing          3.7%

Diversified Financials         3.7%


earlier, which were the subject of takeover bids. Finally, we sought to take advantage of strong oil prices, taking profits and reducing the position in French integrated oil producer Total Fina. Conversely, we saw opportunities in what we thought was temporary price weakness and added to quality names like defense contractor BAE Systems, British food retailer Sainsburys and the German generic pharmaceutical company Merck.

Our Asian holdings made up 18.0% of total net assets on March 31, 2001, an underweighted position versus the Fund's benchmark. However, the Fund was overweighted in Hong Kong, at 7.2% of total net assets, where we believed the economic fundamentals remained strong. The Hong Kong economy grew 10.5% in 2000, boosted by a pickup in Asian trade.(3) Despite this, the Fund's holdings in Hong Kong traded at an undemanding price-to-earnings ratio (P/E) of 10 times and yielded 3% at period-end. During the period, we sold our Hong Kong Electric holding and sought to take advantage of price weakness by adding to our position in Cheung Kong Holdings.

At the end of the period under review, the Fund was underweighted in Japan versus the benchmark, where we held 10.8% of total net assets. The business environment remained poor with the economy growing only about 0.01% in 2000, as weak private consumption continued to restrain gross domestic product (GDP) growth.(4) As corporate Japan restructures, consumers concerned over wages and jobs have been saving more and spending less, resulting in weak consumer confidence



3. Source: The Economist Intelligence Unit, Country Forecast, 4/2/01.
4. Source: Cabinet Office (Japan).

TOP 10 HOLDINGS
3/31/01

COMPANY                           % OF TOTAL
INDUSTRY, COUNTRY                 NET ASSETS
--------------------------------------------
Nomura Securities Co. Ltd.              2.2%
Diversified Financials, Japan

Cheung Kong Holdings Ltd.               2.1%
Real Estate, Hong Kong

E.On AG                                 2.0%
Electric Utilities, Germany

TransCanada PipeLines Ltd.              2.0%
Gas Utilities, Canada

BAE Systems PLC                         2.0%
Aerospace & Defense, U.K.

Unilever PLC                            1.9%
Food Products, U.K.

Safeway PLC                             1.9%
Food & Drug Retailing, U.K.

DSM NV, Br.                             1.9%
Chemicals, Netherlands

J. Sainsbury PLC                        1.9%
Food & Drug Retailing, U.K.

Swiss Reinsurance Co.                   1.9%
Insurance, Switzerland


and consumption. At the same time, a large number of non-performing loans have continued to hold back bank lending while high government debt levels have placed constraints on government spending as a boost to the economy. Thus, stock picking is crucial and our analysts are focusing on genuine corporate restructuring stories like Hitachi, Fuji Photo and Nippon Telegraph & Telephone.

The Fund's Australian holdings, primarily in the banking sector, performed well in local currency terms but were held back in U.S. dollar terms by a weak Australian dollar. The Australian dollar recently came close to all-time lows against the U.S. dollar, as the Australian economy slowed faster than originally expected with fourth quarter GDP contracting for the first time in nine years.(5) The country's central bank responded with two interest-rate cuts.

We continue to believe in our investment process and think our portfolio is well-positioned versus the Fund's benchmark. Our process is based on a disciplined approach to value investing, researching stocks exhaustively to find securities that we believe have been mispriced by the market and where we have identified catalysts for a turnaround. Furthermore, we believe the Fund is well positioned going forward, as at period-end, the Fund's valuations were approximately half those of the MSCI EAFE Index, evidenced by a weighted average P/E of 12.3 times versus 22.9 times for the benchmark index.(6)

In months to come, we will continue to search the globe for what we believe are bargain stocks, employing our time-tested strategy



5. Source: Australia Bureau of Statistics, 3/7/01.
6. Source: FactSet Research Systems, Inc., 3/01.

of diversification, which allows us to spread risk over a number of countries and industries and to expand the areas for discovering undervalued assets. We are hopeful that European economic growth will beat expectations in 2001, led by exports and productivity improvements. The euro remains at competitive levels versus the U.S. dollar, and this should help the major exporters. At the same time, we anticipate reductions in onerous corporate tax rates and structural reforms to boost productivity relating to Europe's restrictive labor markets. In 2000, Germany, France and Italy committed to bringing down their corporate tax levels. Such moves should boost cash flow and reduce overinvestment in unproductive assets.

We are also optimistic about Hong Kong and Australia. Although we cannot predict what any particular stock will do in the short term, in our opinion our Hong Kong holdings generally should benefit from declining U.S. interest rates because of the currency peg between the Hong Kong and U.S. dollars. Long term, Hong Kong companies are well-placed to benefit from increasing opportunities in China, and we believe, with some of the best managements in Asia these companies should focus on increasing shareholder returns. In our view, our Australian financial holdings should generally benefit from that country's falling interest rates.

Of course, there are special risks involved with international investing related to market, currency, economic, social, political and other factors. Investing in certain foreign markets means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These risks and considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton International Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,


/s/ Dale Winner

Dale Winner, CFA



/s/ Jeffrey A. Everett

Jeffrey A. Everett, CFA



/s/ George Morgan

George Morgan, CFA


Portfolio Management Team
Templeton International Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

Effective January 1, 2001, Dale Winner assumed primary responsibility for investments in Templeton International Fund. Also managing the Fund are Jeff Everett and George Morgan.

DALE WINNER is a vice president, portfolio manager and research analyst who manages separate accounts and mutual fund accounts with global mandates. He joined Templeton in 1995. He has research responsibility for the aerospace and defense industries, as well as electrical equipment and industrial conglomerates. He is also responsible for country coverage of eastern Europe and Russia. Prior to joining Templeton, Mr. Winner was a trust officer at J. P. Morgan and has been a credit analyst at Mitsui Trust, in London.

Mr. Winner earned his LLB from Reading University, England. He is a Chartered Financial Analyst (CFA) Charterholder.

JEFF EVERETT is the Chief Investment Officer - Retail for the Templeton Global Equity Group. He joined Templeton in 1989. Mr. Everett oversees all portfolio management responsibilities for the Templeton Global Equity Group and directs day-to-day activities for the retail products within the group. He also has direct research and portfolio management duties including formal research coverage of France and non-U.S. real estate, and lead management of Templeton Foreign Fund, Templeton World Fund and several large offshore accounts and mutual funds.

Mr. Everett holds a bachelor of science degree in finance from Pennsylvania State University. He is a Chartered Financial Analyst (CFA) Charterholder, and a member of the International Society of Financial Analysts (ISFA) and the Association of Investment Management and Research (AIMR).

GEORGE MORGAN is senior vice president, portfolio manager and research analyst whose global research responsibilities include the energy equipment and energy services industries, as well as the oil and gas industries. Before joining Templeton in 1995, Mr. Morgan was portfolio co-manager and senior analyst with Sun Life Investment Management with responsibility for international equities. He has been a portfolio manager and analyst with Barclays McConnell and a geotechnical engineer with two leading international consulting firms.

Mr. Morgan earned his bachelor of science degree, with honors, in civil engineering from The Queen's University of Belfast, a master of business administration degree from The University of Western Ontario, and a master of science degree in engineering from Imperial College at the University of London. He is a U.K.-registered Chartered Engineer, a Chartered Financial Analyst (CFA) Charterholder and a member of the Toronto Society of Financial Analysts.

PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*


* Past expense reductions by the Fund's manager increased the Fund's total return. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION

CLASS A                              CHANGE     3/31/01   3/31/00
------------------------------------------------------------------
Net Asset Value (NAV)               -$1.40       $11.51    $12.91

DISTRIBUTIONS (4/1/00 - 3/31/01)

Dividend Income                      $0.2360

Short-Term Capital Gain              $0.7117

Long-Term Capital Gain               $0.0383

      Total                          $0.9860


CLASS C                              CHANGE     3/31/01   3/31/00
------------------------------------------------------------------
Net Asset Value (NAV)               -$1.40       $11.38    $12.78

DISTRIBUTIONS (4/1/00 - 3/31/01)

Dividend Income                      $0.1625

Short-Term Capital Gain              $0.7117

Long-Term Capital Gain               $0.0383

      Total                          $0.9125


ADVISOR CLASS                        CHANGE     3/31/01   3/31/00
------------------------------------------------------------------
Net Asset Value (NAV)               -$1.40       $11.55    $12.95

DISTRIBUTIONS (4/1/00 - 3/31/01)

Dividend Income                      $0.2874

Short-Term Capital Gain              $0.7117

Long-Term Capital Gain               $0.0383

      Total                          $1.0374


Templeton International Fund paid distributions derived from long-term capital gains of 3.83 cents ($0.0383) per share in May 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

PERFORMANCE


                                                                INCEPTION
CLASS A                               1-YEAR        5-YEAR       (5/8/95)
--------------------------------------------------------------------------
Cumulative Total Return(1)             -3.38%        53.52%        59.50%

Average Annual Total Return(2)         -8.95%         7.68%         7.16%

Value of $10,000 Investment(3)        $9,105       $14,474       $15,033

                                                                INCEPTION
CLASS C                               1-YEAR        5-YEAR       (5/8/95)
--------------------------------------------------------------------------
Cumulative Total Return(1)             -4.00%        48.79%        53.55%

Average Annual Total Return(2)         -5.85%         8.06%         7.36%

Value of $10,000 Investment(3)        $9,415       $14,736       $15,203

                                                                INCEPTION
ADVISOR CLASS(4)                      1-YEAR        5-YEAR       (5/8/95)
--------------------------------------------------------------------------
Cumulative Total Return(1)             -2.97%        57.69%        63.85%

Average Annual Total Return(2)         -2.97%         9.54%         8.73%

Value of $10,000 Investment(3)        $9,703       $15,769       $16,385


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 37.01% and 7.70%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN
3/31/01

CLASS A
----------------------------------
1-Year                      -8.95%

5-Year                       7.68%

Since Inception (5/8/95)     7.16%


CLASS A (5/8/95-3/31/01)

[LINE GRAPHIC]


                TEMPLETON
   DATE       INTERNATIONAL    MSCI EAFE
              FUND-CLASS A*      INDEX
05/08/1995       $ 9,425        $10,000
06/30/1995       $ 9,416        $ 9,742
09/30/1995       $ 9,312        $10,156
12/31/1995       $ 9,284        $10,575
03/31/1996       $ 9,793        $10,889
06/30/1996       $10,170        $11,069
09/30/1996       $10,445        $11,064
12/31/1996       $11,271        $11,248
03/31/1997       $11,918        $11,080
06/30/1997       $12,493        $12,527
09/30/1997       $13,597        $12,447
12/31/1997       $13,033        $11,480
03/31/1998       $15,284        $13,177
06/30/1998       $15,280        $13,326
09/30/1998       $12,524        $11,441
12/31/1998       $13,757        $13,814
03/31/1999       $14,196        $14,016
06/30/1999       $15,433        $14,382
09/30/1999       $15,857        $15,023
12/31/1999       $16,946        $17,585
03/31/2000       $15,560        $17,576
06/30/2000       $15,990        $16,891
09/30/2000       $15,174        $15,538
12/31/2000       $16,548        $15,131
03/31/2001       $15,033        $13,064


AVERAGE ANNUAL TOTAL RETURN
3/31/01

CLASS C
----------------------------------
1-Year                      -5.85%

5-Year                       8.06%

Since Inception (5/8/95)     7.36%


CLASS C (5/8/95-3/31/01)

[LINE GRAPHIC ]

                TEMPLETON
   DATE       INTERNATIONAL    MSCI EAFE
              FUND-CLASS C*      INDEX
05/08/1995       $ 9,901        $10,000
06/30/1995       $ 9,881        $ 9,742
09/30/1995       $ 9,762        $10,156
12/31/1995       $ 9,713        $10,575
03/31/1996       $10,218        $10,889
06/30/1996       $10,599        $11,069
09/30/1996       $10,847        $11,064
12/31/1996       $11,692        $11,248
03/31/1997       $12,346        $11,080
06/30/1997       $12,917        $12,527
09/30/1997       $14,035        $12,447
12/31/1997       $13,468        $11,480
03/31/1998       $15,748        $13,177
06/30/1998       $15,709        $13,326
09/30/1998       $12,852        $11,441
12/31/1998       $14,088        $13,814
03/31/1999       $14,530        $14,016
06/30/1999       $15,772        $14,382
09/30/1999       $16,185        $15,023
12/31/1999       $17,262        $17,585
03/31/2000       $15,837        $17,576
06/30/2000       $16,240        $16,891
09/30/2000       $15,389        $15,538
12/31/2000       $16,753        $15,131
03/31/2001       $15,203        $13,064

AVERAGE ANNUAL TOTAL RETURN
3/31/01

ADVISOR CLASS(6)
-----------------------------------
1-Year                       -2.97%

5-Year                        9.54%

Since Inception (5/8/95)      8.73%


ADVISOR CLASS (5/8/95-3/31/01)

The following line graph compares the performance of Templeton International Fund -- Advisor Class with that of the MSCI EAFE Index(5), based on a $10,000 investment from 5/8/95 to 3/31/01.

[LINE GRAPHIC]

  DATE                       TEMPLETON INTERNATIONAL                 MSCI EAFE
                                FUND-ADVISOR CLASS                     INDEX
05/08/1995                            $10,000                         $10,000
06/30/1995                            $ 9,990                         $ 9,742
09/30/1995                            $ 9,880                         $10,156
12/31/1995                            $ 9,850                         $10,575
03/31/1996                            $10,390                         $10,889
06/30/1996                            $10,791                         $11,069
09/30/1996                            $11,082                         $11,064
12/31/1996                            $11,959                         $11,248
03/31/1997                            $12,655                         $11,080
06/30/1997                            $13,285                         $12,527
09/30/1997                            $14,479                         $12,447
12/31/1997                            $13,915                         $11,480
03/31/1998                            $16,310                         $13,177
06/30/1998                            $16,322                         $13,326
09/30/1998                            $13,389                         $11,441
12/31/1998                            $14,715                         $13,814
03/31/1999                            $15,207                         $14,016
06/30/1999                            $16,542                         $14,382
09/30/1999                            $17,020                         $15,023
12/31/1999                            $18,184                         $17,585
03/31/2000                            $16,712                         $17,576
06/30/2000                            $17,193                         $16,891
09/30/2000                            $16,332                         $15,538
12/31/2000                            $17,831                         $15,131
03/31/2001                            $16,385                         $13,064


5. Source: Standard & Poor's Micropal. The unmanaged MSCI Europe, Australasia, Far East (EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

Past performance does not guarantee future results.

TEMPLETON INTERNATIONAL FUND
Financial Highlights

                                                                                    CLASS A
                                                        ---------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                        ---------------------------------------------------------------
                                                         2001          2000          1999          1998          1997
                                                        ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................     $12.91        $12.61        $14.26        $12.35        $10.39
                                                        ---------------------------------------------------------------
Income from investment operations:
 Net investment income..............................        .23           .27           .21           .23           .14
 Net realized and unrealized gains (losses).........       (.64)          .94         (1.24)         2.99          2.09
                                                        ---------------------------------------------------------------
Total from investment operations....................       (.41)         1.21         (1.03)         3.22          2.23
                                                        ---------------------------------------------------------------
Less distributions from:
 Net investment income..............................       (.24)         (.29)         (.22)         (.23)         (.13)
 Net realized gains.................................       (.75)         (.62)         (.40)        (1.08)         (.14)
                                                        ---------------------------------------------------------------
Total distributions.................................       (.99)         (.91)         (.62)        (1.31)         (.27)
                                                        ---------------------------------------------------------------
Net asset value, end of year........................     $11.51        $12.91        $12.61        $14.26        $12.35
                                                        ===============================================================
Total Return*.......................................    (3.38)%         9.61%       (7.12)%        28.25%        21.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $35,486       $40,201       $39,509       $19,455        $9,268
Ratios to average net assets:
 Expenses...........................................      1.82%         1.86%         1.73%         1.85%         1.85%
 Expenses, excluding waiver and payments by
   affiliate........................................      1.82%         1.86%         1.73%         2.41%         2.63%
 Net investment income..............................      1.85%         2.03%         1.91%         2.04%         1.72%
Portfolio turnover rate.............................     42.06%        61.73%        38.57%        27.59%        30.58%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended March 31,
2000.
 14

TEMPLETON INTERNATIONAL FUND
Financial Highlights (continued)

                                                                                    CLASS C
                                                         -------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                         -------------------------------------------------------------
                                                          2001          2000          1999          1998         1997
                                                         -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year...................     $12.78        $12.49        $14.16       $12.27       $10.32
                                                         -------------------------------------------------------------
Income from investment operations:
 Net investment income...............................        .15           .18           .11          .12          .11
 Net realized and unrealized gains (losses)..........       (.64)          .95         (1.22)        3.01         2.02
                                                         -------------------------------------------------------------
Total from investment operations.....................       (.49)         1.13         (1.11)        3.13         2.13
                                                         -------------------------------------------------------------
Less distributions from:
 Net investment income...............................       (.16)         (.22)         (.16)        (.16)        (.04)
 Net realized gains..................................       (.75)         (.62)         (.40)       (1.08)        (.14)
                                                         -------------------------------------------------------------
Total distributions..................................       (.91)         (.84)         (.56)       (1.24)        (.18)
                                                         -------------------------------------------------------------
Net asset value, end of year.........................     $11.38        $12.78        $12.49       $14.16       $12.27
                                                         =============================================================
Total Return*........................................    (4.00)%         8.99%       (7.73)%       27.55%       20.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)......................    $11,756       $14,051       $14,222       $5,929       $2,424
Ratios to average net assets:
 Expenses............................................      2.46%         2.49%         2.37%        2.50%        2.50%
 Expenses, excluding waiver and payments by
   affiliate.........................................      2.46%         2.49%         2.37%        3.05%        3.29%
 Net investment income...............................      1.25%         1.34%         1.26%        1.31%        1.45%
Portfolio turnover rate..............................     42.06%        61.73%        38.57%       27.59%       30.58%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended March 31, 2000.

TEMPLETON INTERNATIONAL FUND
Financial Highlights (continued)

                                                                                ADVISOR CLASS
                                                         ------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                         ------------------------------------------------------------
                                                          2001          2000         1999          1998        1997+
                                                         ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year...................     $12.95       $12.66        $14.30       $12.36       $11.56
                                                         ------------------------------------------------------------
Income from investment operations:
 Net investment income...............................        .39          .26           .74          .56          .07
 Net realized and unrealized gains (losses)..........       (.75)        1.00         (1.73)        2.73          .73
                                                         ------------------------------------------------------------
Total from investment operations.....................       (.36)        1.26          (.99)        3.29          .80
                                                         ------------------------------------------------------------
Less distributions from:
 Net investment income...............................       (.29)        (.35)         (.25)        (.27)          --
 Net realized gains..................................       (.75)        (.62)         (.40)       (1.08)          --
                                                         ------------------------------------------------------------
Total distributions..................................      (1.04)        (.97)         (.65)       (1.35)          --
                                                         ------------------------------------------------------------
Net asset value, end of year.........................     $11.55       $12.95        $12.66       $14.30       $12.36
                                                         ============================================================
Total Return*........................................    (2.97)%        9.90%       (6.76)%       28.88%        6.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)......................       $261         $544          $265          $83          $36
Ratios to average net assets:
 Expenses............................................      1.47%        1.51%         1.38%        1.50%        1.50%**
 Expenses, excluding waiver and payments by
   affiliate.........................................      1.47%        1.51%         1.38%        2.06%        1.90%**
 Net investment income...............................      3.19%        1.93%         2.49%        2.38%        2.56%**
Portfolio turnover rate..............................     42.06%       61.73%        38.57%       27.59%       30.58%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to March 31, 1997.
++Based on average weighted shares outstanding effective year ended March 31, 2000.
                       See Notes to Financial Statements.
 16

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2001

                                                                   COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 95.9%
AEROSPACE & DEFENSE 4.2%
BAE Systems PLC.............................................    United Kingdom          210,074       $   928,057
Rolls-Royce PLC.............................................    United Kingdom          205,089           636,338
Saab AB, B..................................................        Sweden               58,700           443,684
                                                                                                      -----------
                                                                                                        2,008,079
                                                                                                      -----------
*AIR FREIGHT & COURIERS .8%
Deutsche Post AG, 144A......................................       Germany               21,800           384,461
                                                                                                      -----------
AUTO COMPONENTS 2.6%
Laird Group PLC.............................................    United Kingdom          186,500           589,930
Michelin SA, B..............................................        France               19,962           650,977
                                                                                                      -----------
                                                                                                        1,240,907
                                                                                                      -----------
AUTOMOBILES 1.9%
Bayerische Motoren Werke AG.................................       Germany               13,260           410,265
Regie Nationale des Usines Renault SA.......................        France                9,720           492,350
                                                                                                      -----------
                                                                                                          902,615
                                                                                                      -----------
BANKS 11.6%
Australia & New Zealand Banking Group Ltd. .................      Australia             100,000           672,809
Banca Nazionale del Lavoro SpA..............................        Italy               229,140           719,088
Banco Popular Espanol SA....................................        Spain                16,946           559,514
*Bayerische Hypo-Und Vereinsbank AG.........................       Germany                1,300            69,986
Deutsche Bank AG............................................       Germany                5,000           382,331
Foreningssparbanken AB, A...................................        Sweden               30,000           338,679
Gjensidige Norway Sparebank.................................        Norway               20,000           548,902
HSBC Holdings PLC...........................................      Hong Kong              63,000           743,148
Lloyds TSB Group PLC........................................    United Kingdom           39,630           384,519
National Australia Bank Ltd. ...............................      Australia              52,519           733,373
St. George Bank Ltd. .......................................      Australia              16,500           111,175
Westpac Banking Corp. Ltd. .................................      Australia              40,000           247,055
                                                                                                      -----------
                                                                                                        5,510,579
                                                                                                      -----------
BUILDING PRODUCTS 2.1%
Heywood Williams Group PLC..................................    United Kingdom          175,700           358,439
Novar PLC...................................................    United Kingdom          261,800           630,856
                                                                                                      -----------
                                                                                                          989,295
                                                                                                      -----------
CHEMICALS 6.0%
Akzo Nobel NV...............................................     Netherlands             20,000           830,254
BASF AG.....................................................       Germany               12,160           481,576
DSM NV, Br. ................................................     Netherlands             25,192           881,883
Imperial Chemical Industries PLC............................    United Kingdom           57,600           351,703
Kemira OY...................................................       Finland               50,000           280,670
                                                                                                      -----------
                                                                                                        2,826,086
                                                                                                      -----------

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                   COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMPUTERS & PERIPHERALS 2.4%
Fujitsu Ltd. ...............................................        Japan                50,000       $   666,294
NEC Corp. ..................................................        Japan                31,000           494,239
                                                                                                      -----------
                                                                                                        1,160,533
                                                                                                      -----------
CONSTRUCTION MATERIALS .3%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong             100,000           163,477
                                                                                                      -----------
*CONTAINERS & PACKAGING
Assidoman AB, Redemption Shares.............................        Sweden                  960            17,629
Assidoman AB, Redemption Shares, 144A.......................        Sweden                  288             5,289
                                                                                                      -----------
                                                                                                           22,918
                                                                                                      -----------
DISTRIBUTORS .4%
Inchcape PLC................................................    United Kingdom           33,150           183,798
                                                                                                      -----------
DIVERSIFIED FINANCIALS 3.7%
ING Groep NV................................................     Netherlands             11,000           719,577
Nomura Securities Co. Ltd. .................................        Japan                58,000         1,041,334
                                                                                                      -----------
                                                                                                        1,760,911
                                                                                                      -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
Nippon Telegraph & Telephone Corp. .........................        Japan                   128           817,108
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand            182,100           425,015
                                                                                                      -----------
                                                                                                        1,242,123
                                                                                                      -----------
ELECTRIC UTILITIES 8.0%
CLP Holdings Ltd. ..........................................      Hong Kong             149,000           789,012
E.On AG.....................................................       Germany               20,000           954,721
Endesa SA...................................................        Spain                30,725           508,453
Iberdrola SA, Br. ..........................................        Spain                46,430           659,990
Innogy Holdings PLC.........................................    United Kingdom           40,000           107,761
International Power PLC.....................................    United Kingdom           40,000           150,126
Powergen PLC................................................    United Kingdom           60,000           613,725
                                                                                                      -----------
                                                                                                        3,783,788
                                                                                                      -----------
ELECTRICAL EQUIPMENT .2%
ABB Ltd. ...................................................     Switzerland              1,097            79,621
                                                                                                      -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS 2.6%
Hitachi Ltd. ...............................................        Japan               100,000           856,208
Kardex AG, Br. .............................................     Switzerland              1,200           363,268
                                                                                                      -----------
                                                                                                        1,219,476
                                                                                                      -----------

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                   COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & DRUG RETAILING 3.7%
J. Sainsbury PLC............................................    United Kingdom          160,560       $   879,370
Safeway PLC.................................................    United Kingdom          191,672           895,129
                                                                                                      -----------
                                                                                                        1,774,499
                                                                                                      -----------
FOOD PRODUCTS 2.2%
Kikkoman Corp. .............................................        Japan                20,000           130,227
Unilever PLC................................................    United Kingdom          125,000           899,191
                                                                                                      -----------
                                                                                                        1,029,418
                                                                                                      -----------
GAS UTILITIES 2.0%
TransCanada PipeLines Ltd. .................................        Canada               76,378           933,261
                                                                                                      -----------
*HOTELS RESTAURANTS & LEISURE .3%
P & O Princess Cruises PLC..................................    United Kingdom           40,300           157,697
                                                                                                      -----------
INDUSTRIAL CONGLOMERATES 1.4%
Cookson Group PLC...........................................    United Kingdom          172,638           362,009
Norsk Hydro ASA.............................................        Norway                7,641           313,723
                                                                                                      -----------
                                                                                                          675,732
                                                                                                      -----------
INSURANCE 7.0%
AXA SA......................................................        France                2,500           278,239
*Sampo-Leonia OYJ, A........................................       Finland               14,100           673,079
SCOR SA.....................................................        France                8,820           377,370
Swiss Reinsurance Co. ......................................     Switzerland                434           877,555
XL Capital Ltd., A..........................................       Bermuda                7,000           532,490
Zurich Financial Services AG................................     Switzerland              1,747           576,935
                                                                                                      -----------
                                                                                                        3,315,668
                                                                                                      -----------
LEISURE EQUIPMENT & PRODUCTS 1.5%
Fuji Photo Film Co. Ltd. ...................................        Japan                19,000           703,479
                                                                                                      -----------
MACHINERY 4.1%
METSO OYJ...................................................       Finland               50,289           449,001
Sandvik AB..................................................        Sweden               41,100           752,740
VA Technologie AG, Br. .....................................       Austria                4,900           183,877
Volvo AB, B.................................................        Sweden               36,142           565,622
                                                                                                      -----------
                                                                                                        1,951,240
                                                                                                      -----------
MARINE .3%
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom           40,300           151,252
                                                                                                      -----------
MEDIA 1.4%
Wolters Kluwer NV...........................................     Netherlands             26,790           674,711
                                                                                                      -----------
METALS & MINING 1.2%
Barrick Gold Corp. .........................................        Canada               40,000           565,477
                                                                                                      -----------

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                   COUNTRY             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTILINE RETAIL 1.6%
Marks & Spencer PLC.........................................    United Kingdom          200,000       $   759,159
                                                                                                      -----------
OIL & GAS 6.0%
Eni SpA.....................................................        Italy               105,000           686,869
Husky Energy Inc. ..........................................        Canada               55,041           463,161
Repsol YPF SA...............................................        Spain                40,000           709,676
Shell Transport & Trading Co. PLC...........................    United Kingdom           79,000           612,090
Total Fina Elf SA, B........................................        France                2,900           393,513
                                                                                                      -----------
                                                                                                        2,865,309
                                                                                                      -----------
PAPER & FOREST PRODUCTS 2.2%
Holmen Aktiebolag AB, B.....................................        Sweden               15,081           263,053
Stora Enso OYJ, R...........................................       Finland               12,200           115,829
UPM-Kymmene Corp. ..........................................       Finland               22,890           647,513
                                                                                                      -----------
                                                                                                        1,026,395
                                                                                                      -----------
PHARMACEUTICALS 2.2%
Aventis SA..................................................        France                3,070           238,550
Merck KGAA..................................................       Germany               21,170           802,844
                                                                                                      -----------
                                                                                                        1,041,394
                                                                                                      -----------
REAL ESTATE 4.0%
Cheung Kong Holdings Ltd. ..................................      Hong Kong              93,000           974,805
Lend Lease Corp. Ltd. ......................................      Australia              60,280           369,368
Wereldhave NV...............................................     Netherlands             10,920           549,272
                                                                                                      -----------
                                                                                                        1,893,445
                                                                                                      -----------
ROAD & RAIL .9%
Seino Transportation Co. Ltd. ..............................        Japan               113,000           426,500
                                                                                                      -----------
SPECIALTY RETAIL 2.1%
Lex Service PLC.............................................    United Kingdom           59,700           409,509
W.H. Smith PLC..............................................    United Kingdom           76,954           571,075
                                                                                                      -----------
                                                                                                          980,584
                                                                                                      -----------
TEXTILES & APPAREL .9%
Adidas-Salomon AG...........................................       Germany                8,000           434,929
                                                                                                      -----------
TRANSPORTATION INFRASTRUCTURE 1.5%
Hong Kong Aircraft Engineering Co. Ltd. ....................      Hong Kong             427,380           734,288
                                                                                                      -----------
TOTAL COMMON STOCKS (COST $50,928,294)......................                                           45,573,104
                                                                                                      -----------
PREFERRED STOCKS 2.2%
BBS Kraftfahrzeugtechnik AG, pfd. ..........................       Germany               15,000           232,050
Volkswagen AG, pfd. ........................................       Germany               28,630           809,887
                                                                                                      -----------
TOTAL PREFERRED STOCKS (COST $1,158,735)....................                                            1,041,937
                                                                                                      -----------

TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                     PRINCIPAL
                                                                   COUNTRY            AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------------------
BOND (COST $10,232)
BAE Systems PLC, 7.45%, 11/29/03............................    United Kingdom            6,623GBP    $     7,533
                                                                                                      -----------
SHORT TERM INVESTMENTS (COST $405,126) .9%
U.S. Treasury Bills, 4.41% to 4.76%, with maturities to
  6/14/01...................................................    United States           408,000           405,359
                                                                                                      -----------
TOTAL INVESTMENTS (COST $52,502,387) 99.0%..................                                           47,027,933
OTHER ASSETS, LESS LIABILITIES 1.0%.........................                                              475,549
                                                                                                      -----------
TOTAL NET ASSETS 100.0%.....................................                                          $47,503,482
                                                                                                      ===========

CURRENCY ABBREVIATION:

GBP -- British Pound

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.

TEMPLETON INTERNATIONAL FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001

Assets:
 Investments in securities, at value (cost $52,502,387).....    $47,027,933
 Cash.......................................................          5,727
 Receivables:
  Investment securities sold................................        117,482
  Fund shares sold..........................................      1,296,417
  Dividends and interest....................................        264,760
                                                                -----------
      Total assets..........................................     48,712,319
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        439,993
  Fund shares redeemed......................................        618,129
  To affiliates.............................................         93,705
 Accrued expenses...........................................         57,010
                                                                -----------
      Total liabilities.....................................      1,208,837
                                                                -----------
Net assets, at value........................................    $47,503,482
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    68,802
 Net unrealized depreciation................................     (5,474,454)
 Accumulated net realized loss..............................     (1,593,864)
 Beneficial shares..........................................     54,502,998
                                                                -----------
Net assets, at value........................................    $47,503,482
                                                                ===========
CLASS A:
 Net asset value per share ($35,485,942 / 3,081,737 shares
   outstanding).............................................         $11.51
                                                                ===========
 Maximum offering price per share ($11.51 / 94.25%).........         $12.21
                                                                ===========
CLASS C:
 Net asset value per share ($11,755,907 / 1,033,120 shares
  outstanding)*.............................................         $11.38
                                                                ===========
 Maximum offering price per share ($11.38 / 99.00%).........         $11.49
                                                                ===========
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($261,633 / 22,643 shares outstanding)....................         $11.55
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 22

TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

Investment Income:
 (net of foreign taxes of $194,049)
 Dividends..................................................    $1,604,672
 Interest...................................................       292,411
                                                                ==========
      Total investment income...............................                  $ 1,897,083
Expenses:
 Management fees (Note 3)...................................       384,626
 Administrative fees (Note 3)...............................        76,925
 Distribution fees (Note 3)
  Class A...................................................       131,345
  Class C...................................................       133,680
 Transfer agent fees (Note 3)...............................       151,000
 Custodian fees.............................................        15,600
 Reports to shareholders....................................        22,800
 Registration and filing fees...............................        48,000
 Professional fees..........................................        34,650
 Trustees' fees and expenses................................        20,050
 Other......................................................         2,555
                                                                ==========
      Total expenses........................................                    1,021,231
                                                                              ===========
            Net investment income...........................                      875,852
                                                                              ===========
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................      (825,161)
  Foreign currency transactions.............................       (44,963)
                                                                ==========
      Net realized loss.....................................                     (870,124)
      Net unrealized depreciation on investments............                   (1,112,511)
                                                                              -----------
Net realized and unrealized loss............................                   (1,982,635)
                                                                              -----------
Net decrease in net assets resulting from operations........                  $(1,106,783)
                                                                              ===========

                       See Notes to Financial Statements.

TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2001 AND 2000

                                                                   2001              2000
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   875,852       $ 1,072,923
  Net realized gain (loss) from investments and foreign
   currency transactions....................................       (870,124)        2,653,529
  Net unrealized appreciation (depreciation) on
   investments..............................................     (1,112,511)        2,143,277
                                                                -----------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (1,106,783)        5,869,729

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................       (600,668)         (858,007)
   Class C..................................................       (179,555)         (250,511)
   Advisor Class............................................         (7,543)           (6,880)
  Net realized gains:
   Class A..................................................     (1,981,813)       (1,865,259)
   Class C..................................................       (818,812)         (685,150)
   Advisor Class............................................        (30,681)           (9,109)
                                                                -----------------------------
 Total distributions to shareholders........................     (3,619,072)       (3,674,916)

 Beneficial share transactions (Note 2):
   Class A..................................................     (1,482,505)       (1,079,539)
   Class C..................................................       (796,503)         (601,482)
   Advisor Class............................................       (287,879)          286,324
                                                                -----------------------------
 Total beneficial share transactions........................     (2,566,887)       (1,394,697)

    Net increase (decrease) in net assets...................     (7,292,742)          800,116

Net assets:
 Beginning of year..........................................     54,796,224        53,996,108
                                                                -----------------------------
 End of year................................................    $47,503,482       $54,796,224
                                                                =============================

Undistributed net investment income included in net assets:
 End of year................................................    $    68,802       $    87,683
                                                                =============================

                       See Notes to Financial Statements.
 24

TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the United States. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At March 31, 2001, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                               YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------
                                                                     2001                                 2000
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS A SHARES:
Shares sold............................................   37,720,970    $ 468,372,358          23,690,448    $ 314,457,916
Shares issued on reinvestment of distributions.........      197,642        2,368,087             186,757        2,460,911
Shares redeemed........................................  (37,950,553)    (472,222,950)        (23,895,532)    (317,998,366)
                                                         -----------------------------------------------------------------
Net decrease...........................................      (31,941)   $  (1,482,505)            (18,327)   $  (1,079,539)
                                                         =================================================================

TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                               YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------
                                                                     2001                                 2000
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
CLASS C SHARES:
Shares sold............................................      895,260    $  10,678,582           1,152,989    $  15,374,364
Shares issued on reinvestment of distributions.........       73,243          868,299              61,755          806,278
Shares redeemed........................................   (1,035,154)     (12,343,384)         (1,253,428)     (16,782,124)
                                                         -----------------------------------------------------------------
Net decrease...........................................      (66,651)   $    (796,503)            (38,684)   $    (601,482)
                                                         =================================================================

                                                                               YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------
                                                                     2001                                 2000
                                                         -----------------------------------------------------------------
                                                           SHARES          AMOUNT               SHARES          AMOUNT
                                                           -----------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold............................................      333,736    $   4,037,506              39,471    $     527,590
Shares issued on reinvestment of distributions.........        2,849           34,128                 896           11,883
Shares redeemed........................................     (355,981)      (4,359,513)            (19,226)        (253,149)
                                                         -----------------------------------------------------------------
Net increase (decrease)................................      (19,396)   $    (287,879)             21,141    $     286,324
                                                         =================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 2001, the unreimbursed costs were

TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

$309,050. Distributors received net commissions from sales of Fund's shares and received contingent deferred sales charges for the year of $14,563 and $95,214, respectively.

4. INCOME TAXES

At March 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $52,773,270 was as follows:

Unrealized appreciation.....................................  $ 2,364,807
Unrealized depreciation.....................................   (8,110,144)
                                                              -----------
Net unrealized depreciation.................................  $(5,745,337)
                                                              ===========

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities.

At March 31, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $1,322,982. For tax purposes, such losses will be reflected in the year ending March 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2001 aggregated $21,649,941 and $19,621,492 respectively.

TEMPLETON INTERNATIONAL FUND
INDEPENDENT AUDITORS' REPORT
To the Board of Trustees and Shareholders of Templeton International Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Fund (the "Fund") at March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to April 1, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
April 27, 2001

TEMPLETON INTERNATIONAL FUND
Tax Designation
Under Section 852(b)(3)(C) of the International Revenue Code, the Fund hereby designates $255,001 as a capital gain dividend for the fiscal year ended March 31, 2001.

At March 31, 2001, more than 50% of the Templeton International Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid , as designated by the Fund, to shareholders in May 2001.

                                             CLASS A                             CLASS C                ADVISOR CLASS
                                --------------------------------------------------------------------------------------
                                 FOREIGN TAX      FOREIGN SOURCE     FOREIGN TAX      FOREIGN SOURCE     FOREIGN TAX
COUNTRY                         PAID PER SHARE   INCOME PER SHARE   PAID PER SHARE   INCOME PER SHARE   PAID PER SHARE
                                --------------------------------------------------------------------------------------
Australia.....................     $0.0006           $0.0159           $0.0006           $0.0118           $0.0006
Austria.......................      0.0002            0.0009            0.0002            0.0007            0.0002
Bermuda.......................      0.0000            0.0014            0.0000            0.0010            0.0000
Canada........................      0.0020            0.0082            0.0020            0.0061            0.0020
Denmark.......................      0.0002            0.0008            0.0002            0.0006            0.0002
Finland.......................      0.0025            0.0099            0.0025            0.0074            0.0025
France........................      0.0025            0.0103            0.0025            0.0076            0.0025
Germany.......................      0.0018            0.0107            0.0018            0.0079            0.0018
Hong Kong.....................      0.0000            0.0106            0.0000            0.0079            0.0000
Italy.........................      0.0004            0.0014            0.0004            0.0011            0.0004
Japan.........................      0.0016            0.0063            0.0016            0.0046            0.0016
Netherlands...................      0.0042            0.0213            0.0042            0.0158            0.0042
New Zealand...................      0.0010            0.0041            0.0010            0.0030            0.0010
Norway........................      0.0018            0.0070            0.0018            0.0052            0.0018
Singapore.....................      0.0003            0.0008            0.0003            0.0006            0.0003
Spain.........................      0.0027            0.0109            0.0027            0.0081            0.0027
Sweden........................      0.0078            0.0315            0.0078            0.0233            0.0078
Switzerland...................      0.0004            0.0016            0.0004            0.0012            0.0004
United Kingdom................      0.0151            0.0950            0.0151            0.0703            0.0151
                                --------------------------------------------------------------------------------------
TOTAL.........................     $0.0451           $0.2486           $0.0451           $0.1842           $0.0451
                                ======================================================================================

                                 ADVISOR CLASS
                                ----------------
                                 FOREIGN SOURCE
COUNTRY                         INCOME PER SHARE
                                ----------------
Australia.....................      $0.0179
Austria.......................       0.0011
Bermuda.......................       0.0016
Canada........................       0.0092
Denmark.......................       0.0009
Finland.......................       0.0112
France........................       0.0116
Germany.......................       0.0120
Hong Kong.....................       0.0120
Italy.........................       0.0016
Japan.........................       0.0071
Netherlands...................       0.0240
New Zealand...................       0.0046
Norway........................       0.0079
Singapore.....................       0.0009
Spain.........................       0.0123
Sweden........................       0.0355
Switzerland...................       0.0018
United Kingdom................       0.1070
                                ----------------
TOTAL.........................      $0.2802
                                ================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Templeton International Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777




ANNUAL REPORT

AUDITORS

PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton International Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.




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